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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 19, 2001
                                (Date of Report)
                        (Date of earliest event reported)

                                  GENRAD, INC.
             (Exact name of registrant as specified in its charter)

     MASSACHUSETTS                 001-08045                    04-1360950
(State of incorporation           (Commission                  (IRS Employer
or organization)                  File Number)              Identification No.)


                             7 TECHNOLOGY PARK DRIVE
                             WESTFORD, MA 01886-0033
                                 (978) 589-7000

                    (Address of principal executive offices, including zip code and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


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      ITEM 9.    REGULATION FD DISCLOSURE.

         In its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, the Company reported that as of March 31, 2001, the Company was not in compliance with the financial covenants of its senior credit facility, but subsequently obtained a waiver from the banks through June 15, 2001. The waiver included a reduction in the maximum availability of the revolving line of credit to $38.0 million. On June 15, 2001, the banks agreed to extend the waiver through September 28, 2001, subject to certain conditions, including the Company's achievement of certain revenue levels for the current quarter. The Company is continuing to explore alternative financing sources, however the outcome of this course of action is uncertain.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GENRAD, INC.

                                       By: /s/ WALTER A. SHEPHARD
                                           --------------------------
                                           Walter A. Shephard
                                           Chief Financial Officer

Date:  June 19, 2001